UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Act of 1934

Date of Report (Date of earliest event reported) March 14, 2006

USN CORPORATION

(Exact name of registrant as specified in its charter)

Colorado	33-42701	84-1186026
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5215 North O’Connor, Suite 200 Irving, Texas	76039
(Address of principal executive offices)	(Zip code)

(972) 686-9102

(Registrant’s telephone number, including area code)

N/A

(Former name, former address and former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

USN Corporation (the “Company”) announced in a press release today that it has received notice of approval for its shares of common stock to begin trading on the OTC Bulletin Board®. The trading ticker will remain as “USNR”. The Company has been informed that market makers are submitting price quotes, and the shares are expected to be fully quoted on or around Wednesday, March 15, 2006. The full text of USN’s press release is attached as Exhibit 99.1 hereto and is incorporated herein by this reference.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits:

Exhibit Number	Reference
99.1	Press Release dated as of March 14, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

USN CORPORATION

Date: March 14, 2006	By:	/s/ Mark J. Miller
		Name:	Mark J. Miller
		Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Reference
99.1	Press Release dated as of March 14, 2006.